Taxes on Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Taxes on Income [Abstract]
Total comprehensive loss	$ (8,353)	$ (15,488)	$ (17,503)
Statutory tax rate	23.00%	23.00%	24.00%
Theoretical tax benefit	$ (1,921)	$ (3,562)	$ (4,201)
Increase in tax liability due to:
Non-deductible expenses	75	280	629
Losses and benefits for tax purposes for which no deferred taxes were recorded	1,846	3,282	3,572
Taxes on income